UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 1, 2008

Axcelis Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

108 Cherry Hill Drive Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (978) 787-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01.   Regulation FD Disclosure.

On May 1, 2008, Axcelis Technologies, Inc., posted on its website a memorandum from Mary Puma, Chairman and Chief Executive Officer, regarding the application of a governance policy adopted by the Board of Directors following the director election results at the Annual Meeting of Shareholders held on May 1, 2008.  A copy of the memorandum is furnished as Exhibit 99.1 to this Form 8-K.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Memorandum from the Chairman and Chief Executive Officer to Axcelis Technologies, Inc. dated May 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2008	Axcelis Technologies, Inc.

	By:	/s/ STEPHEN G. BASSETT
Stephen G. Bassett
Executive Vice President and Chief Financial Officer